Eagle Bulk Shipping Inc.

4Q08 Results Presentation

3 March 2009


CRESTED EAGLE

Forward Looking Statements

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Acts. Forward-looking statements reflect management's current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements, charter contracts, and other agreements on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.



Agenda

- 4Q 2008 and Full Year 2008 Results
- The Fleet
- Industry View
- Financial Overview
- Conclusion

4Q 2008 and Full Year 2008 Results



4Q 2008 and Full Year 2008 Results

- 4Q Net Income of $15.1 million or $0.32 per share, adjusted for non-recurring charges
- Gross Time Charter Revenues of $62.4 million, up 64% Q-on-Q
- EBITDA[1] of $33.5 million, increased 20% Q-on-Q
- Fleet Utilization of 99.5%

- 2008 Net Income of $67.6 million or $1.44 per share, adjusted for non-recurring charges
- Gross Time Charter Revenues of $194.3 million, up 43% Y-on-Y
- EBITDA[1] of $127.7 million, increased 28% Y-on-Y
- Fleet Utilization of 99.5%

[1] EBITDA, as defined by our credit agreement, is Net Income plus Interest Expense, Depreciation and Amortization, and Exceptional Items

Solid Earnings Achieved in Volatile Market

2008 Highlights

- Successfully took delivery of 5 vessels:
  - Wren: commenced 10 year time charter at $24,750 per day*
  - Goldeneye: commenced a one-year charter at $61,000 per day
  - Redwing: commenced a one-year charter at $50,000 per day
  - Woodstar: commenced 10 year time charter at $18,300 per day
  - Crowned Eagle: commenced a one-year charter at $16,000 per day
- Expanded multi-managers strategy with V Ships, Wilhelmsen and Anglo Eastern
- Reached agreement with shipyard:
  - Reduced capital expenditure while preserving growth potential
- Amended credit facility
- Opportunistically extended charterers default insurance policy to July 2011

* For more details on charters, please see our 10k



The Fleet



Current Fleet – Over 90% Built After 2000

On The Water Vessels	Deadweight Tons (Dwt)	Year Built	Length in meters	Ship's Cargo Gear: Cranes	Ship's Cargo Gear: Grabs (in cubic meters)
SUPRAMAX CLASS					
Crested Eagle	55,989	2009	190 m	4 x 30 Tons	4 x 12.5 m^3
Crowned Eagle	55,940	2008	190 m	4 x 30 Tons	4 x 12.5 m^3
Woodstar	53,390	2008	190 m	4 x 35 Tons	4 x 14 m^3
Wren	53,349	2008	190 m	4 x 35 Tons	4 x 14 m^3
Redwing	53,411	2007	190 m	4 x 36 Tons	4 x 12.5 m^3
Cardinal	55,362	2004	190 m	4 x 30 Tons	4 x 12.5 m^3
Jaeger	52,248	2004	190 m	4 x 30 Tons	4 x 12 m^3
Kestrel I	50,326	2004	190 m	4 x 30 Tons	4 x 12 m^3
Skua	53,350	2003	190 m	4 x 30 Tons	4 x 12 m^3
Shrike	53,343	2003	190 m	4 x 30 Tons	4 x 12 m^3
Tern	50,200	2003	190 m	4 x 30 Tons	4 x 12 m^3
Kittiwake	53,146	2002	190 m	4 x 30 Tons	4 x 8 m^3
Osprey I	50,206	2002	190 m	4 x 30 Tons	4 x 12.5 m^3
Goldeneye	52,421	2002	190 m	4 x 30 Tons	4 x 15 m^3
Condor	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Falcon	51,268	2001	190 m	4 x 30 Tons	4 x 12 m^3
Harrier	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Hawk I	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Merlin	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Heron	52,827	2001	190 m	4 x 30 Tons	4 x 12 m^3
Peregrine	50,913	2001	190 m	4 x 30 Tons	4 x 12 m^3
HANDYMAX CLASS					
Sparrow	48,225	2000	189 m	4 x 30 Tons	4 x 10 m^3
Kite	47,195	1997	190 m	4 x 30 Tons	4 x 10 m^3
Griffon	46,635	1995	190 m	4 x 30 Tons	4 x 10 m^3



Supramax Newbuildings – 3 Groups of Sister Vessels

No. of Vessels	Deadweight Tons (dwt)	Vessel Type	Delivery
3 Vessels	0.16 million dwt	53,100 dwt Series	2009-10
4 Vessels*	0.22 million dwt	56,000 dwt Series	2009-10
17 Vessels	0.99 million dwt	58,000 dwt Series	2009-11

* Crested Eagle delivered in January 2009, Stellar Eagle expected to deliver in March 2009

19 Vessels Have Long-term Charter Contracts



Newbuildings Purchased at Reasonable Shipyard Contract Prices



$ M
Prompt Delivery
180
160
140
120
100
80
60
40
20
Oct-07
Jun-08
Oct-08
Dec-08
Feb-09
Capesize
Panamax
Supramax
Eagle



$ M
Newbuilding Contract
110
100
90
80
70
60
50
40
30
Oct 08
Capesize
Panamax
Supramax
Eagle

Source: various broker reports

Liquidity Position

Liquidity Position	as of 12/31/08
Revolving Credit Facility	$1,350,000,000
Drawn Portion	(789,601,403)
Undrawn Portion	560,398,597
Free Cash	9,208,862
Total Liquidity	569,607,459
Total Commitment through 2011	$625,362,547
Contracted Revenue through 2011	$391,000,000
*Open Days Revenue through 2011	$239,000,000

* Open Days Revenue at today's charter rates of $12,000 per day

Capex	
1Q09	$40,119,580
2Q09	36,225,000
3Q09	70,067,500
4Q09	102,114,035
Total 2009	248,526,115
Total 2010	182,591,432
Total 2011	194,245,000
TOTAL	$625,362,547

Average Capex per vessel is $26 m

Adequate Liquidity for Newbuildings



Charter Cover Provides Stability



1Q 2009
2Q 2009
3Q 2009
4Q 2009

Vessel	Daily Charter Rates	TC Expiration Earliest	TC Expiration Latest
Crested Eagle	$10,500	Jan-10	Mar-10
Crowned Eagle	$16,000	Sep-09	Dec-09
Woodstar	$18,300	Dec-18	Apr-19
Wren	$24,750	Dec 18	Apr 19
Goldeneye	$61,000	May-09	Jul-09
Cardinal	$62,000	Jun-09	Sep-09
Jaeger	$10,100	Oct-09	Jan-10
*Kestrel I	$15,250	Apr-09	Apr-09
Skua	$25,200	May 09	Aug 09
Shrike	$24,600/$25,600	May-10	Aug-10
Tern	$8,500	Dec 09	Mar 10
Kittiwake	$56,750	Jul-09	Sep-09
Osprey I	$25,000	Oct-09	Dec-09
Redwing	$50,000	Aug 09	Oct 09
Condor	$20,500/$22,000	May-10	Jul-10
Falcon	$39,500	Apr 10	Jun 10
Harrier	$24,000	Jun-09	Sep-09
Hawk I	$22,000	Apr-09	Jun-09
Merlin	$25,000	Dec-10	Mar-11
Heron	$26,375	Jan-11	Mar-11
Peregrine	$8,500	Dec 09	Mar 10
Sparrow	$31,500	Feb-10	May-10
Kite	$21,000	Sep-09	Jan-10
Griffon	$20,075	Mar-09	Jun-09

Current on the water fleet

* Kestrel I is currently undertaking two short term time charters. The average charter rate is approximately $15,250 per day.

2009 Charter Cover Is Approximately 74%

Charter Default Insurance

- One of the world's largest credit insurers underwriting more than 30% of the world's credit insurance
- Rated A by S&P and A2 by Moody's, reaffirmed in October and November 2008
- Annual revenues in excess of €1.8 billion (approx. $2.2billion)
- Has no material exposure to large troubled financial institutions and credit derivatives*
- Insurance placed by Seacurus in London

* Trade press

Insurance in Place through July 2011



Industry View



Current Market Discussion

- BDI is up 200% since December
- Chinese iron ore inventories dropped to 59.31m tons on Feb 27, down 16.7m tons from last September
- Commodities prices rebound
  - Chinese steel prices have risen to 4-month high
  - Copper futures in Shanghai have increased 20% this year
- China's Purchasing Managers Index showed a second monthly increase in January after a record low in November

Market Weakness Will Persist if …

- Global credit crisis worsens
- Chinese economic growth much slower than expected

Source: Bloomberg News, National Bureau of Statistics of China, Interfax

Limited Market Visibility Persists

Stimulus Package to Secure China's GDP Growth

- **$586b stimulus plan:** China announced stimulus package to boost economy in December 2008
- **Fresh stimulus measures:** Premiere Wen Jiabao pledged fresh measures to support the 8% GDP growth target during Davos 2009 meeting
- **Stimulus package is taking effect**: COSCO CEO Wei Jiafu says stimulus plan is beginning to buoy demand and lift the dry bulk market
- **Infrastructure investment:** China plans to almost double its investment in railways to about RMB600 bn ($88 bn), add 3,200 miles of new lines in 2009
- **Bank lending:** Chinese banks more than doubled lending in January to $237 billion, in an effort to bolster funds for infrastructure projects

Source: Financial Times, Dow Jones, The Wall Street Journal, Lloyd's List



Flexible Fleet Ideally Suited for Volatile Markets

Handymax/Supramax

Panamax

Capesize

4Q08 Cargoes

	IRON ORE	COAL	GRAINS	OTHER ORES	CEMENT	COKE	STEELS	SCRAP IRON	AGGREGATES	SUGAR	MISC.
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Cardinal			✔								✔
Condor	✔										
Crowned Eagle		✔				✔					
Falcon			✔							✔	✔
Goldeneye			✔				✔				
Griffon				✔	✔						
Harrier					✔						
Hawk I	✔	✔									
Heron						✔					✔
Jaeger					✔	✔					
Kestrel I							✔			✔	
Kite			✔								✔
Kittiwake	✔	✔									
Merlin											
Osprey I					✔				✔		
Peregrine					✔					✔	
Redwing		✔									✔
Shrike						✔		✔			
Skua			✔								
Sparrow	✔										✔
Tern	✔				✔						
Woodstar		✔									
Wren	✔									✔	

Eagle vessels carried 2.2 million tons of cargo in 4Q 2008

MISC. cargoes include potash and alumina

Supramaxes Move Back into Protected Sub-Panamax Trades



Charterers Attracted by Versatility of Supramax Vessels

Handymax/Supramax

Panamax

Capesize

2008 Cargoes

	IRON ORE	COAL	GRAINS	OTHER ORES	CEMENT	COKE	STEELS	SCRAP IRON	AGGREGATES	SUGAR	MISC.
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Cardinal	✔	✔	✔								✔
Condor	✔	✔			✔	✔			✔		✔
Crowned Eagle		✔				✔					
Falcon	✔	✔	✔	✔			✔			✔	✔
Goldeneye			✔				✔				✔
Griffon		✔	✔	✔	✔		✔				
Harrier	✔		✔	✔	✔		✔				
Hawk I	✔	✔		✔		✔				✔	✔
Heron	✔		✔	✔		✔		✔			✔
Jaeger	✔	✔	✔		✔	✔	✔				✔
Kestrel I		✔	✔				✔			✔	
Kite	✔		✔		✔	✔					✔
Kittiwake	✔	✔									✔
Merlin	✔	✔	✔		✔						✔
Osprey I		✔	✔	✔	✔			✔			✔
Peregrine	✔	✔	✔		✔	✔				✔	
Redwing			✔								
Shrike	✔	✔		✔		✔	✔	✔			
Skua	✔	✔	✔		✔						
Sparrow	✔			✔				✔			✔
Tern	✔	✔	✔	✔	✔	✔	✔				✔
Woodstar		✔									
Wren	✔					✔	✔			✔	

Eagle vessels carried 7.9 million tons of cargo in 2008

MISC. cargoes include potash and alumina

50% of Eagle's 2008 Cargoes Were "Capesize and Panamax Cargoes"



Orderbook in Flux

- Ship cancellations accelerate as financial crisis deepens
- Ship engine maker Wartsila confirmed $428 m in newbuilding cancellations and warned of an additional $1bn at risk (supramax vessel engine approx. $3-4m)
- MAN B&W reported in December that approx. $500 million order could be cancelled or postponed
- 40% of global drybulk orderbook for 2009-2010 is with greenfield and newly established yards
- Based on January deliveries, slippage and cancellations are approximately 45%
- Global drybulk fleet contracted 0.6m dwt in January to 417.6m dwt

Source: Company releases, Clarksons, CLS Market February Report, Goldman Sachs

Global Vessel Supply to Drop



Dramatic Increase in Demolition Expected

- Indian Subcontinent: 90% market share
  - India – 200 yards
  - Bangladesh – 50 yards
  - China/Turkey – 25 yards
- Increased Efficiency
  - Drybulk handysize vessels breakup time decreased from 60 days to 40 days, much better than container vessels at 6 months
- Alang expects to scrap record number of ships, with more than 600 vessels available for dismantling
- Average scrapping age for bulk carriers in mid-80s was 20 years old

Source: GMS (Global Marketing Systems, Inc.), Lloyd's List, DVB

GMS Estimates Over 1,000 Vessels* Set to be Scrapped in 2009

* All vessel types



Financial Overview



4th Quarter and Full Year 2008 Earnings

(in $000's)	Three Months Ended Dec. 31, 2008	Year Ended Dec. 31, 2008
REVENUES, NET OF COMMISSIONS	$59,962	$185,425
EXPENSES		
Vessel Expenses	11,338	36,270
Depreciation & Amortization	10,230	33,949
General & Administrative Expenses	18,088	34,567
Write-off advances for vessel construction	3,883	3,883
Total Operating Expenses	43,539	108,669
OPERATING INCOME	16,423	76,756
Interest Expense	5,302	15,816
Write-off deferred financing costs	2,090	2,090
Interest Income	(128)	(2,783)
Net Interest Expenses	7,264	15,123
NET INCOME	$9,159	$61,633
NET INCOME adjusted for non-recurring charges	$15,132	$67,606

Balance Sheet

BALANCE SHEET DATA (in $ 000's)	December 31, 2008
Cash	$9,209
Other Current Assets	7,656
Vessels, net	874,675
Advances for Vessel Construction[1]	411,063
Restricted Cash	11,776
Other Assets	47,797
TOTAL ASSETS	1,362,176
Current Liabilities	21,404
Long-term Debt	789,602
Other Liabilities	79,743
Stockholders' Equity	471,427

[1] Newbuild Costs to be Capitalized eliminating any impact on current cash flows



2009 Estimated Cash Break-Even Levels

$ 11,097 per day cash breakeven cost for 2009

Daily Expenses by Category	Free Cash Flow
Vessel Expenses	4,792
Technical Mgt Fees	302
Gen. & Admin. Exp.	2,286
Cash Interest (net)	3,181
Drydocking	536
Daily Break-Even	11,097

Vessel expenses include crew wages and related costs, the cost of insurance including credit risk insurance, expenses relating to repairs and maintenance, the cost of spares and consumable stores and related inventory, tonnage taxes, pre-operating costs associated with the delivery of acquired vessels including providing the newly acquired vessels with initial provisions and stores, and other miscellaneous expenses. The Company is anticipating higher crewing costs and higher costs for oil based supplies including lubes and paints. The Company is also making allowance for constraints in yard drydocking capacity which have driven up drydocking costs.



Conclusion



Key Indicators Going Forward

- **Quality of management team**
  - → Experience managing through multiple drybulk cycles
- **Revenue visibility**
  - → Over $1 bn contracted revenues
  - → 2009 charter coverage 74%
- **Charter insurance**
  - → Policy in place through July 2011
- **Bank financing & low cost breakeven**
  - → Adequate liquidity for newbuildings
- **Modern Supramax fleet**
  - → Serves volatile markets well
- **Financial performance**
  - → Maintained profitability in challenging markets

Focus on Long-term Shareholder Value Creation




Eagle Bulk Shipping Inc.